As filed with the Securities and Exchange Commission on April 30, 2004




                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:
| |  Preliminary Information Statement       |_|  Confidential, For Use of
                                                  the Commission Only (as
|X|  Definitive Information Statement             permitted by Rule 14c-5(d)(2))

                            FRONT PORCH DIGITAL INC.

 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

 -------------------------------------------------------------------------------
   (Name of Person Filing Information Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required

|_|  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction: (5) Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid: $

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            FRONT PORCH DIGITAL, INC.
                          20000 HORIZON WAY, SUITE 120
                          MT. LAUREL, NEW JERSEY 08054


                                                                  April 30, 2004


Dear Stockholder:

         I am writing to inform you that the Board of Directors of Front Porch Digital, Inc., a Nevada corporation (the "Company"), and holders of a majority of the issued and outstanding shares of capital stock of the Company entitled to vote on the matter set forth herein, have approved the following corporate action in lieu of a meeting pursuant to Section 78.320 of the Nevada General Corporation Law:

         1. The amendment to the Company's Articles of Incorporation to increase the total number of authorized shares of Common Stock, par value $.001 per share, from 50,000,000 shares to 150,000,000 shares.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement, which describes the above corporate action in more detail, is being furnished to stockholders of the Company for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, this corporate action will not be effective until twenty (20) calendar days after the mailing of this Information Statement to the stockholders of the Company at which time we will file the Certificate of Amendment with the Nevada Secretary of State to effectuate the increase in the total number of authorized shares of Common Stock.

                                   Sincerely,


                                   /s/ Michael Knaisch
                                   _________________________
                                   MICHAEL KNAISCH,
                                   CHIEF EXECUTIVE OFFICER

                            FRONT PORCH DIGITAL, INC.
                          20000 HORIZON WAY, SUITE 120
                          MT. LAUREL, NEW JERSEY 08054

                              INFORMATION STATEMENT
                                 APRIL 30, 2004

         This Information Statement is being mailed to the stockholders of Front Porch Digital, Inc., a Nevada corporation (sometimes hereinafter referred to as "we", "us" or the "Company"), on or about April 30, 2004 in connection with the corporate action referred to below. Our Board of Directors (the "Board") and holders of a majority of the issued and outstanding shares of our capital stock entitled to vote on the matter set forth herein have approved such matter. Accordingly, this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of this corporate action. No other stockholder approval is required. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on April 1, 2004 (the "Record Date").


         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                CORPORATE ACTION

         The Nevada General Corporation Law permits the holders of a majority of the shares of our outstanding capital stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of the stockholders of the Company. On April 8, 2004, the holders (collectively, the "Majority Stockholders") of an aggregate of 27,544,616 shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company, representing approximately 52.0% of the total shares entitled to vote on the matter set forth herein, consented in writing without a meeting to the matter described below. As a result, no further votes will be needed. As of the Record Date, we had outstanding 52,933,430 shares of Common Stock and no shares of Preferred Stock, par value $.001 per share (the "Preferred Stock"). The corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.

         The Board and the Majority Stockholders have consented to the adoption and filing of a Certificate of Amendment ("Certificate of Amendment") to the Articles of Incorporation of the Company in the form of EXHIBIT A attached to this Information Statement, which provides for the increase in the total number of authorized shares of Common Stock from 50,000,000 shares to 150,000,000 shares. We will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement.

                     AMENDMENT TO ARTICLES OF INCORPORATION
                   TO INCREASE THE TOTAL NUMBER OF AUTHORIZED
                             SHARES OF COMMON STOCK

         On April 8, 2004, the Board and the Majority Shareholders adopted a resolution to amend our Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares to 150,000,000 shares.

         As of the Record Date, we had 52,933,430 shares of Common Stock outstanding, no shares of Preferred Stock outstanding, and 5,280,145 shares of Common Stock were reserved for issuance under our 2000 Equity Incentive Plan in respect of outstanding options. Further, 13,809,523 shares of Common Stock were issuable upon conversion of approximately $580,000 aggregate principal amount of our 8% Convertible Notes due September 30, 2004 and 12,059,196 shares of Common Stock were issuable upon the exercise of outstanding warrants.

         In approving the increase in the authorized shares of Common Stock, the Board believed that the number of authorized shares of Common Stock remaining available was not sufficient to enable us to respond to potential business opportunities and pursue important objectives that may present themselves. Accordingly, the Board believed it was in the Company's best interests to increase the number of authorized shares of Common Stock as described above. The Board also believed that the availability of such shares will provide us with the flexibility to issue Common Stock for proper corporate purposes that may be identified by the Board from time to time, such as stock dividends (including stock splits in the form of stock dividends), financings, acquisitions, or strategic business relationships. Presently, the number of authorized shares of Common Stock remaining available is not sufficient to cover the number of shares issuable pursuant to our outstanding 8% Convertible Notes and warrants. Further, the Board believed the availability of additional shares of Common Stock will enable us to attract and retain talented employees through the grant of additional stock options and other stock-based incentives. An important part of our business strategy is to develop various technologies, including through the acquisition of assets and businesses deemed synergistic with our operations. Although we do not currently have any agreements with respect to future acquisitions, we continue to review acquisition opportunities. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and a person who does not purchase additional shares will not be able to maintain his or her pro rata interest, on a stockholder's percentage voting power.

         The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board may deem advisable without further action by our stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock do not have preemptive rights. The Board does not intend to issue any Common Stock except on terms that the Board deems to be in the best interest of the Company and its then-existing stockholders.


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
         The Board did not approve this proposed amendment with the intent to use the ability to issue additional Common Stock to discourage tender offers or takeover attempts. However, the availability of authorized Common Stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company. The amendment is not in response to any effort on the part of any party to accumulate material amounts of Common Stock or to acquire control of the Company by means of merger, tender offer, proxy contest or otherwise, or to change the Company's management. In addition, the corporate action is not part of any plan by management to recommend a series of similar amendments to the Board and the stockholders.

         Effective upon the filing of the Certificate of Amendment with the Nevada Secretary of State, the total number of authorized shares of Common Stock will be 150,000,000. We expect to file the Certificate of Amendment as soon as practicable following the twenty (20) day period after this Information Statement is first mailed to the stockholders entitled to receive this Information Statement.

           PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

         Information with respect to the securities holdings of our directors and executive officers and all persons which we have reason to believe may be deemed the beneficial owners of more than 5% of our outstanding Common Stock is incorporated herein by reference to Item 11 of Part III of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on April 15, 2004.

    INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

         The security holdings of our directors and executive officers are listed above in the section entitled "Principal Stockholders and Security Ownership of Management." Except as disclosed above, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon:

     (i)  Any director or officer since the beginning of our last fiscal year;

     (ii) Any proposed nominee for election as a director; or

     (iii) Any associate or affiliate of any of the foregoing persons.

                                  OTHER MATTERS

         The Board is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the stockholders.

                        FINANCIAL AND OTHER INFORMATION

         The following information contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on April 15, 2004 is incorporated herein by reference:
(i) the Company's audited financial statements for the years ended December 31, 2003 and 2002 and (ii) the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" set forth in Item 6 of Part II.

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

         One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such



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

address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of the Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (856) 439-9950 or by mail to our address at 20000 Horizon Way, Suite 120, Mt. Laurel, New Jersey 08054, Attn: Secretary.

         A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED, WITHOUT CHARGE, TO ANY STOCKHOLDER UPON THE WRITTEN REQUEST OF SUCH STOCKHOLDER TO OUR OFFICES AT 20000 HORIZON WAY, SUITE 120, MT. LAUREL, NEW JERSEY 08054, ATTN:
SECRETARY.

                           INCORPORATION BY REFERENCE

         This Information Statement incorporates by reference certain information contained in our annual report on Form 10-KSB for our fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on April 15, 2004.


                                            By Order of the Board of Directors,

                                            By:/s/ Michael Knaisch
                                            ______________________
                                            MICHAEL KNAISCH,
                                            CHIEF EXECUTIVE OFFICER

Date:    April 30, 2004
         Mt. Laurel, New Jersey


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
                                                                       EXHIBIT A

                         CERTIFICATE OF AMENDMENT TO THE

                            ARTICLES OF INCORPORATION

                           OF FRONT PORCH DIGITAL INC.

The undersigned officer of Front Porch Digital Inc. does hereby certify that:

         1. The name of the corporation for which this Certificate of Amendment to the Articles of Incorporation is being filed is Front Porch Digital Inc. (the "Corporation").

         2. The original Articles of Incorporation of the Corporation, as subsequently amended, were filed on September 4, 1996 (the "Articles of Incorporation").

         3. The Articles of Incorporation of the Corporation shall be amended as follows:

            A. The total number of shares of Common Stock which the Corporation shall have authority to issue is 150,000,000 shares.

         4. This Certificate of Amendment to the Articles of Incorporation has been approved by the Board of Directors of the Corporation and by more than a majority of the outstanding stockholders of the Corporation. The number of shares entitled to vote on this Certificate of Amendment was 52,933,430 and the number of shares that voted in favor of this Certificate of Amendment was 27,544,616.

         IN WITNESS WHEREOF, the undersigned officer of the Corporation has hereunto set his hands this ___ day of May 2004.



                                                ----------------------------
                                                Name: Michael Knaisch
                                                Title:   Chief Executive Officer

STATE OF COLORADO          )
                           ) ss.:
COUNTY OF BROOMFIELD       )

         On the ___ day of May 2004 personally appeared, to me Michael Knaisch who, being duly sworn, did depose and say that he is the Chief Executive Officer of Front Porch Digital Inc., a Nevada corporation, and which executed the foregoing Certificate of Amendment to the Articles of Incorporated and that he executed the same by authority of the Board of Directors and a vote by more than a majority of the outstanding stockholders of Front Porch Digital Inc.


                                              ----------------------------------
                                              Signature of Notary Public,
                                              State of Colorado

                                              ----------------------------------
(Notary Seal)                                 (Print, Type or Stamp Commissioned
                                               Name of Notary Public)





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